UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 13, 2026

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Merritt 7, 4th Floor	Norwalk	Connecticut	06851
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.

The board of directors (the “Board”) of Terex Corporation (the “Company”) has established June 25, 2026, as the date of the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). As the date of the 2026 Annual Meeting has been changed by more than 30 days from the anniversary date of the Company’s annual meeting of stockholders held in 2025 (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing its stockholders of such change. The record date, time and location of the 2026 Annual Meeting will be as set forth in the Company’s proxy statement for the 2026 Annual Meeting (the “Proxy Statement”).

To be included in the proxy materials for the 2026 Annual Meeting, stockholder proposals submitted in compliance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received at the Company’s offices at 301 Merritt 7, 4th Floor, Norwalk, CT 06851, on or before April 23, 2026, which the Company has determined to be a reasonable time before it expects to begin printing and distributing its proxy materials for the 2026 Annual Meeting.

In addition, the deadline previously announced in the Company’s proxy statement for the 2025 Annual Meeting remains unchanged for (i) any person intending to solicit proxies at the 2026 Annual Meeting in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act and (ii) any person wishing to present a proposal before the 2026 Annual Meeting pursuant to the Company’s Bylaws but who does not wish to have a proposal considered for inclusion in the Proxy Statement and proxy in accordance with Rule 14a-8.

All proposals must be delivered to the Company in compliance with all applicable Securities and Exchange Commission rules and regulations and the Company’s Bylaws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2026

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President
Secretary and General Counsel